CAUSEWAY CAPITAL MANAGEMENT TRUST

(the “Trust”)

Causeway Global Absolute Return Fund

(the “Fund”)

SUPPLEMENT DATED JUNE 19, 2020

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

DATED JANUARY 28, 2020, AS SUPPLEMENTED APRIL 2, 2020,

AND STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 28, 2020, AS REVISED FEBRUARY 3, 2020

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE FUND’S SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND

SHOULD BE READ IN CONJUNCTION WITH THE FUND’S SUMMARY

PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION. CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS

DEFINED IN THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about July 20, 2020 (the “Liquidation Date”). The Trust may change the Liquidation Date without notice at the discretion of the Trust’s officers.

Suspension of Purchases. In connection with the Liquidation, effective as of the close of business on June 19, 2020, the Fund will close to new purchases of shares. Prior to the Liquidation Date, shareholders may continue to redeem their shares in the manner described in the “How to Sell Fund Shares” section of the Prospectus.

Once the Fund begins to liquidate its portfolio in preparation for Liquidation, the Fund will not pursue its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Mechanics. Prior to the Liquidation Date, the Fund may make a distribution of any net investment income, net realized capital gains and/or any additional amounts necessary to avoid any excise tax obligations for the Fund. The Trust will automatically redeem any shares of the Fund outstanding on the Liquidation Date as of the close of business on that date. The proceeds of any such redemption will be the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities of the Fund. The Fund’s investment adviser will bear all of the expenses (other than brokerage, swap financing charges and other swap expenses, or other portfolio transaction expenses) associated with the liquidation of the Fund to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date. It is expected that the Fund will pay to shareholders the proceeds of Liquidation in cash to all shareholders of record of the Fund on the Liquidation Date.

U.S. Federal Income Tax Matters. For shares held in taxable accounts, whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. See the section titled “Taxes” in the Prospectus. Please consult your personal tax adviser about the potential tax consequences.

If you have any questions regarding the Liquidation, you may contact the Fund at 1-866-947-7000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-062-0100

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